UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2008

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Report is to amend the Current Report on Form 8-K of Nexxus Lighting, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on December 31, 2008 related to the Company’s announcement on December 31, 2008 of the appointment of Gary Langford as the Company’s new Chief Financial Officer (principal financial and accounting officer), effective January 5, 2009. This Form 8-K/A amends the Form 8-K filed on December 31, 2008 to include the following information required by Item 5.02 of Form 8-K and the exhibits required by Item 9.01 of Form 8-K. The information previously reported under Item 5.02 and Item 9.01 in the Form 8-K filed on December 31, 2008 is hereby incorporated by reference into this Form 8-K/A.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the offer letter from the Company to Mr. Langford, Mr. Langford shall receive a base salary of $150,000.00 per annum, a monthly car allowance of $800.00 and performance bonus compensation of up to 30% of his base salary. The actual performance bonus payment is based upon the Company’s achievement of certain financial and performance objectives.

In addition, the Board of Directors has approved the grant of the following stock options to Mr. Langford on the date Mr. Langford commenced employment with the Company: (i) options to purchase 10,000 shares of the Company’s common stock at an exercise price equal to the fair market value of such stock on the date of grant, vesting in equal installments over three years beginning on the first anniversary of the date of grant, subject in all instances to Mr. Langford’s continued employment with the Company on the applicable vesting dates; and (ii) options to purchase 30,000 shares of the Company’s common stock at an exercise price equal to the fair market value of such stock on the date of grant. Subject to Mr. Langford’s continued employment with the Company on the vesting date, the options to purchase 30,000 shares will vest on March 31, 2010, provided that the Company achieves the specified net profit target for 2009. If the financial milestone is not achieved by the Company, a percentage of the option to purchase 30,000 shares may vest, based on the portion of the milestone that is achieved. The offer letter also provides that as part of the Company’s executive management team, Mr. Langford will be eligible for future stock option grants based on performance.

Mr. Langford’s employment with the Company is for an unspecified term. In the event of termination of Mr. Langford’s employment by the Company for any reason other than “cause” (as defined in the offer letter), Mr. Langford shall receive twelve months base salary, unpaid reimbursable expenses and accrued and unused benefits. The offer letter also provides for the execution by Mr. Langford of confidentiality and non-competition agreements with the Company.

A copy of Mr. Langford’s offer letter is attached hereto as Exhibit 10.1, and this summary description is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Offer Letter, dated December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 9, 2009	NEXXUS LIGHTING, INC.

/s/ Michael A. Bauer
	Name:	Michael A. Bauer
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter, dated December 30, 2008.